Annual Report to Shareholders


                          SATUIT CAPITAL MICRO CAP FUND



                                   A Series of
                         Satuit Capital Management Trust


                              For the Period Ended
                                October 31, 2001

Annual Letter to Shareholders

Dear Shareholder,

     The events surrounding the launch and first year of the Satuit Capital Micro Cap Fund have been extraordinary. The tragic events on September 11th, the ensuing military build up and war, an economic recession, eleven Federal Reserve Bank interest rate cuts and an enormous fiscal stimulus package added to the extraordinary events that surrounded the Fund in its first year of operation. While we are immensely proud of the work we have accomplished and the returns we have generated for our shareholders, the events of this year have reminded us of what is truly important and how precious is our way of life.

     The Fund went "effective" on December 12, 2000, three months (and one fax machine) after the original paper work was filed with SEC. Our first trades occurred that day and our first test was soon to follow. After a terrific first 6 weeks, the NASDAQ market started a decline. That decline dragged the broader averages down until the first week of April 2001. The broader averages then began a long slow climb through May of 2001 after which time the market traded sideways to down until the end of July. The Fund acted well during this period returning +31.66% year to date through July of 2001. The only major index posting a positive return for the same time period was the Russell 2000, up +26 basis points. We stuck to our investment philosophy, buying growth for a reasonable price, and our investment process, finding companies with revenue growth, margin expansion, strengthening balance sheet and solid cash flows. The philosophy and process served us well in navigating a positive course through those volatile times. The Fund outperformed the broad market averages by a substantial margin.

     As we entered September, the Fund was up +28.59% year to date ranking it in the top 1% of all mutual Funds in the country, and then came the tragic events of September 11th. After September 11th, as we viewed the investment landscape, several issues became clear to us. First, it was time for investors to stop guessing when the Fed was going to stop lowering rates. The Fed, which had been lowering rates for almost eighteen months, was going to stop when it stopped. End of analysis. Second, it was time for investors to stop trying to determine which company would preannounce lousy third and fourth quarter earnings and guide numbers lower for 2002. They were all going to preannounce disappointments and lower numbers for 2002. End of analysis. Third, it was time for investors to stop trying to define "recession" and guess when it would happen. We are in a recession. End of analysis. Fourth, the government was going to spend billions of dollars on a long and protracted military effort. End of analysis. Finally, the Federal government was creating a new fiscal policy stimulus designed to keep the U.S consumer spending. End of analysis. Wall Street loves visibility and I am challenged to find a time in recent memory when visibility has been much greater. (Now, the lack of visibility centers on the debate as to when the economy will come out of the recession!). As you can imagine, September was a difficult month for the Fund and as we entered the fourth quarter of 2001, our focus was simple; stick to the investment philosophy and the investment process that has produced stellar results.

     Once again, the investment philosophy and process provide the framework for the Fund. Find companies that are trading at a reasonable valuation relative to their earnings growth rate and identify the driver of revenue growth, margin expansion, balance sheet strength and cash flow. Those are the guiding principles as we evaluate our current positions and evaluate new purchase candidates for the Fund. Holding firm to the philosophy and process, the Fund managed a +8.75% return in October 2001 pushing the year to date return measured from January 1st, 2001 to October 31st, 2001 to +23.04%. The S&P 500, S&P Mid Cap, NASDAQ Comp and Russell 2000 fell - 19.73%, -12.77%, -31.59%, and -11.45%
respectively year to date as of October 31st, 2001.

     As we enter our second year, we are reminded of the guy who gets into a car accident because he's looking in the rear view mirror. We're also reminded of the "sophomore slump"! While we are sensitive to the past, we are trying to be as forward looking as possible and we feel it is a terrific time to be invested in smaller cap stocks. While currently in a recession, we feel that the U.S. economy will begin to show signs of traction in the second half of 2002. The monetary and fiscal stimulus currently being enacted on the U.S. economy will help the economy gain momentum. Also, the lower costs of the factors of production (labor, energy and financing) will help corporate profitability. History has shown that investors should have exposure to smaller companies as the economy moves into a more expansive stage. It is the smaller caps that do well in that environment and we feel that we will begin to see evidence pointing to more robust economic activity in the second half of 2002.

     Finally, to all of our investors, thank you! As an investor in the Fund myself, I realize that investing in a new Fund is something of a leap of faith. You have made this year a success on many different levels. Words cannot express our gratitude and we will continue to work to maintain your confidence. We will also continue to invest according to our philosophy and process. We feel that over the long term, investing in companies that are trading at a reasonable valuation relative to their growth rate and have identifiable and sustainable revenue growth, margin expansion, balance sheet strength and cash flow will outperform. Those are the companies we will invest in.

Sincerely,


Robert J. Sullivan
Managing Director / Chief Investment Officer

                      Comparison of $10,000 Investment In
               Satuit Capital Micro Cap Fund VS The S&P 500 Index
                            & The Russell 2000 Index

{begin gaph}

Date            Satuit Capital Micro    S&P 500      Russell 2000
                      Cap Fund

12/12/00              $10,000           $10,000         $10,000
12/31/00              $10,081           $ 9,600         $10,066
1/31/01               $11,136           $ 9,886         $10,502
2/28/01               $10,655           $ 8,950         $ 9,771
3/31/01               $10,261           $ 8,314         $ 9,228
4/30/01               $11,403           $ 8,888         $ 9,873
5/31/01               $12,565           $ 8,911         $10,182
6/30/01               $13,116           $ 8,675         $10,379
7/31/01               $12,993           $ 8,556         $ 9,775
8/31/01               $12,680           $ 7,990         $ 9,432
9/30/01               $11,081           $ 7,283         $ 8,071
10/31/01              $12,021           $ 7,390         $ 8,492

Part performance is not predictive of future performance.

{end graph}

        -----------------------------------------------------------------

                 Total Return for Period Ended October 31, 2001

                                 Since Inception

                                     24.20%

        -----------------------------------------------------------------


-------------------------------------------------------------------------------
The S&P 500 Index is a market-value weighted index that tracks 500 companies in leading industries such as transportation, utilities, financial services, cyclicals & consumer products.

The Russell 2000 Index is a market capitalization index that measures the performance of 2000 small-cap stocks in various industries.

(The comparative indicies are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)
-------------------------------------------------------------------------------

                          SATUIT CAPITAL MICRO CAP FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                October 31, 2001

Number
of                                                                      Market
Shares            Security Description                                  Value
-------           ------------------------                              -----
                  COMMON STOCKS:                  84.55%

                  BASIC INDUSTRIALS:               7.04%
  300             Ivex Packaging Corp*                             $    5,475
  400             Maverick Tube Corp*                                   4,840
  280             Northwest Pipe Co*                                    4,082
  600             NS Group, Inc.*                                       4,110
  350             Rock-Tenn Co 'A'                                      4,533
  370             Ryerson Tull                                          4,255
  360             Schnitzer Steel Industries, Inc. 'A'                  4,788
                                                                       -------
                                                                       32,083
                                                                       -------

                  CAPITAL GOODS:                   8.71%
  250             Drexler Technology Corp*                              5,000
  240             EDO Corporation                                       6,468
  155             Engineered Support Systems, Inc.                      7,717
  150             Optimal Robotics Corporation Class A*                 4,422
  200             Powell Industries, Inc.*                              4,238
  380             Tessco Technologies, Inc.*                            5,472
1,000             White Electronic Designs Corp.*                       6,400
                                                                       -------
                                                                       39,717
                                                                       -------

                  CAPITAL GOODS - TECH:           14.45%
  610             Digital River Inc.*                                   8,082
  420             Ectel LTD*                                            5,808
  120             FYI Inc.*                                             4,314
  250             Gentner Communications Corp*                          4,670
  500             ICT Group Inc.*                                       7,000
  450             Ixia*                                                 4,523
  500             Oak Technology Inc.*                                  4,995
  520             Onesource Info*                                       4,160
  680             Overland Data, Inc.*                                  4,903
1,000             Pinnacle Systems Inc*                                 4,310
  500             Sypris Solutions Inc*                                 6,700
  400             Tier Technologies Inc "B"                             6,400
                                                                       -------
                                                                       65,865
                                                                       -------

                  CONSUMER CYCLICALS:                 6.29%
  200             Christopher & Banks Corp.*                            6,590
  500             Finish Line Inc "A"*                                  5,075
  380             Monro Muffler Brake, Inc.*                            4,963
  410             Shoe Carnival Inc*                                    3,711
  350             Tuesday Morning Corp*                                 4,683
  440             Whitehall Jewellers Inc*                              3,630
                                                                       -------
                                                                       28,652
                                                                       -------

                  CONSUMER SERVICES:                 9.55%
  250             Action Performance Co*                                6,552
  500             Concurrent Computers Inc*                             5,870
  300             Daisytek International Corp.*                         5,592
  250             Infocus Corp*                                         4,840
  400             Morton's Restaurant Group Inc*                        4,508
  440             MTR Gaming Group*                                     4,664
  260             Penn National Gaming, Inc.*                           5,325
  250             Seachange International, Inc*                         6,150
                                                                       -------
                                                                       43,501
                                                                       -------

                  CONSUMER STAPLES:                  2.79%
  800             Central European Distributors Corp*                   6,800
  370             Chattem, Inc.*                                        5,920
                                                                       -------
                                                                       12,720
                                                                       -------

                  CREDIT CYCLICALS:                  3.52%
  250             Instituform Technologies Inc "A"*                     4,790
  200             Interlogix Inc*                                       5,222
  200             Modtech Holdings, Inc.*                               6,020
                                                                       -------
                                                                       16,032
                                                                       -------

                  ENERGY:                           10.42%
  750             Conrad Industries, Inc*                               4,650
  150             Gulfmark Offshore, Inc*                               4,238
  200             Lufkin Industries, Inc                                5,410
  250             Offshore Logistics, Inc.*                             4,988
  300             Osca Inc.*                                            5,466
  100             Houston Exploration Co*                               3,125
  190             Prima Energy Corporation*                             4,619
  250             St. Mary Land Exploration Corporation*                5,118
  250             Tetra Technologies, Inc*                              4,255
  200             Universal Compression Holdings*                       5,598
                                                                       -------
                                                                       47,467
                                                                       -------

                  FINANCIALS:                        9.80%
  190             Bank of Northwest*                                    3,040
  230             Camco Financial Corp                                  2,679
  200             Capital Bancorp Limited                               2,820
  270             Columbia Bancorp                                      2,551
  200             Connecticut Bankshares, Inc                           4,656
  160             First State Bancorp                                   2,896
  100             Iberia Bankcorp                                       2,773
  160             Oriental Financial Group                              3,110
  253             Pacific Continental Corp*                             2,990
  100             Prosperity Bancshares, Inc.                           2,742
  160             R & G Financial Corp "B"                              2,965
  200             Superior Financial Corp.*                             2,886
  100             SY Bancorp, Inc                                       3,300
  200             UMPQUA Holdings                                       2,468
  310             VIB Corp*                                             2,805
                                                                       -------
                                                                       44,681
                                                                       -------

                  HEALTHCARE/DRUGS:                  9.07%
  500             Array Biopharma Inc*                                  5,150
  700             Bioanalytical Systems Inc*                            6,216
  600             Healthcare Services Group Inc*                        5,328
  300             Kendle International*                                 5,943
  200             Matria Healthcare Inc*                                4,848
  310             Medamicus, Inc.*                                      4,681
  390             Quality Systems Inc*                                  4,583
  700             Quovadx Inc*                                          4,585
                                                                       -------
                                                                       41,334
                                                                       -------

                  TRANSPORTATION:                    1.95%
  190             Genesse & Wyoming Inc "A"*                            5,121
  580             Providence & Worcester RR                             3,770
                                                                       -------
                                                                        8,891
                                                                       -------

                  UTILITIES:                         0.96%
  310             CT Communications*                                    4,355
                                                                       -------


                  TOTAL INVESTMENTS:
                  (Cost: $348,652)**                 84.55%       $385,298
                  Other assets, net                  15.45%         70,435
                                                    -------       --------
                  NET ASSETS                        100.00%       $455,733
                                                    =======       ========


*  Non-income producing
**Cost for Federal income tax purpose is $348,652 and net unrealized appreciation consists of:


                  Gross unrealized appreciation               $52,970
                  Gross unrealized depreciation               (16,324)
                                                             ---------
                  Net unrealized appreciation                 $36,646
                                                             =========


See Notes to Financial Statements

SATUIT CAPITAL MICRO CAP FUND
STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001
-----------------------------------------------------------------------------

ASSETS
         Investments at value (identified cost of $348,652 )
          (Notes 1 & 3)                                               $385,298
         Cash                                                           69,925
         Receivables:
               Dividends                                       $60
               Interest                                        131
               Securities Sold Receivable                    4,190
               Fundshare Purchased Receivable                2,120
                                                            -------
                                                                         6,501
                                                                        -------
               TOTAL ASSETS                                            461,724
                                                                       --------

LIABILITIES
         Accrued expenses                                                4,623
         Payable for securities purchased                                1,368
                                                                        -------
           TOTAL LIABILITIES                                             5,991
                                                                       --------
NET ASSETS                                                            $455,733
                                                                      =========

Net Assets Consist of:

         At October 31, 2001 there were 1,000,000,000 shares of $.01 par value stock authorized and components of net assets are:
      Paid in capital                                                 $439,271
         Accumulated net investment loss                                (2,759)
         Accumulated net realized loss on investments                  (17,425)
         Net unrealized appreciation of investments                     36,646
                                                                      ---------
         Net Assets                                                   $455,733
                                                                      =========

         NET ASSET VALUE, OFFERING AND REDEMPTION
          PRICE PER SHARE ($455,733/36,707 shares outstanding)          $12.42
                                                                        ======

         See Notes to Financial Statements

SATUIT CAPITAL MICRO CAP FUND
STATEMENT OF OPERATIONS

PERIOD ENDED OCTOBER 31, 2001*
----------------------------------------------------------------------------

INVESTMENT INCOME
      Interest                                           $651
      Dividend                                            564
                                                        -----
        Total income                                                $1,215
                                                                    ------

EXPENSES
      Investment advisory fees (Note 2)               $2,854
      Accounting and administrative services          34,755
      Custody fees                                     6,023
      Registration fees                               11,435
      Transfer agent fees (Note 2)                    11,526
      Professional fees                               13,705
      Insurance                                        1,000
      Distribution                                     5,000
      Miscellaneous                                    1,038
                                                     -------
        Total expenses                                             87,336
      Management fee waivers and expenses
        reimbursed                                                (83,362)
                                                                  --------
        Net expenses                                                3,974
                                                                  --------
      Net investment loss                                          (2,759)
                                                                  --------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Net realized loss on investments                               (17,425)
   Net increase in unrealized appreciation on investments          36,646
                                                                  -------
   Net gain on investments                                         19,221
                                                                  -------
   Net increase in net assets resulting from operations           $16,462
                                                                  -------

* Commencement of operation was December 12, 2000.

See Notes to Financial Statements

SATUIT CAPITAL MICRO CAP FUND

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------

                                                         Period ended
                                                       October 31, 2001*
                                                       ----------------
OPERATIONS
   Net investment loss                                     $(2,759)
   Net realized loss on investments                        (17,425)
   Change in unrealized appreciation of investments         36,646
   Net increase in net assets resulting from operations     16,462

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets resulting from capital
     share transactions**                                  439,271
   Net increase in net assets                              455,733
   Net assets at beginning of period                          -
                                                           -------
NET ASSETS at the end of the period                       $455,733
                                                          ========

*   Commencement of operation was December 12, 2000.
**  A summary of capital share transactions follows:

                                                        Period ended
                                                      October 31, 2001*
                                                      ----------------
                                                  Shares              Value
                                                  ------             ------
Shares sold                                       52,410            $631,639
Shares redeemed                                  (15,703)           (192,368)
                                                 --------           ---------
Net increase                                      36,707            $439,271
                                                 ========           ========

See Notes to Financial Statements

SATUIT CAPITAL MICRO CAP FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
------------------------------------------------------------------------------
                                                          Period ended
                                                        October 31, 2001*
                                                        ----------------
Per Share Operating Performance
Net asset value, beginning of period                          $10.00
                                                              -------
Income from investment operations-
   Net investment loss                                         (0.23)
   Net realized and unrealized gain on investments              2.64
                                                              -------
   Total from investment operations                             2.42
                                                              -------
Net asset value, end of period                                $12.42
                                                              =======

Total Return                                                   24.20%
                                                              =======

Ratios/Supplemental Data
 Net assets, end of period (000's)                              $456
Ratio to average net assets
   Expenses                                                    36.16%**
   Expenses, net of reimbursements                              1.65%**
   Investment loss, excluding reimbursements                  (35.66%)**
   Net investment loss                                         (1.14%)**
Portfolio turnover rate                                       100.09%


* Commencement of operation was December 12, 2000.
** Annualized


See Notes to Financial Statements

                          SATUIT CAPITAL MICRO CAP FUND
                        NOTES TO THE FINANCIAL STATEMENTS

                                October 31, 2001

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

     The Satuit Capital Micro Cap Fund (the "Fund") is a series of Satuit Capital Management Trust ("SCMT") which is registered under The Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund was established in December 2000 as a series of SCMT. The objective of the Fund is to seek to achieve long-term capital appreciation.

     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

     A. Security Valuation. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Trustees. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market.

     B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. Security Transactions and Income. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a specific identification basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     D. Distribution to Shareholders. Distributions from investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses and post-October capital losses.

     E. Use of Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER

     Pursuant to an Investment Advisory Agreement, the Advisor, Satuit Capital Management, LLC provides investment services for an annual fee of 1.50% of the average daily net assets of the Fund. The Advisor has voluntarily agreed to waive its fees and reimburse fund expenses in order to limit the operating expenses to 2.80% of average net assets. For the year ended October 31, 2001, the Advisor waived fees of $2,475 and reimbursed expenses of $80,508.

     The Advisor will be entitled to reimbursement of fees waived or remitted by the Advisor to the Fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees waived or remitted by the Advisor to the Fund during any of the previous five years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund. The total amount of recoverable reimbursements as of October 31, 2001 was $82,983.

     Certain officers and/or Trustees of the Fund are also employees, officers and/or directors of Satuit Capital Management, LLC.



NOTE 3-INVESTMENTS

     The cost of purchases and the proceeds from sales of securities other than short-term notes aggregated $558,459 and $182,960, respectively.


NOTE 4-SECURITIES LENDING

     At October 31, 2001 securities valued at $4,364 were on loan to brokers. For collateral, the Fund received shares of an overnight repurchase agreement valued at $8,406. Income from securities lending amounted to $25 for the period ended October 31, 2001. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

                        Independent Auditor's Report



Board of Trustees
Satuit Capital Micro Cap Fund

     In planning and performing our audit of the financial statements of Satuit Capital Micro Cap Fund (the "Fund") for the year ended October 31, 2001, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on internal control.

     The management of the Fund is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with generally accepted accounting principles. Those controls include the safeguarding of assets against unauthorized acquisition, use or disposition.

     Because of inherent limitations in internal control, errors or fraud may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

     Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of October 31, 2001.

     This report is intended solely for the information and use of management and the Board of Trustees of the Fund and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio
November 28, 2001

Investment Advisor:

  Satuit Capital Management, LLC
     146 Front Street, Suite 204
     Mill Wharf Plaza
     Scituate, Massachusetts 02066



Distributor:

  First Dominion Capital Corp.
     1500 Forest Avenue, Suite 223
     Richmond, Virginia 23229



Independent Auditors:

  McCurdy & Associates Cpa's, Inc.
     27955 Clemens Road
     Westlake, Ohio 44145



Transfer Agent:

For account information, wire purchase or redemptions, call or write to the Satuit Capital Micro Cap Fund's Transfer Agent:

  Fund Services, Inc.
     Post Office Box 26305
     Richmond, Virginia 23260
     (800) 628-4077 Toll Free